UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/15/2007

Kreisler Manufacturing Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-4036

Delaware	22-1047792
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

180 Van Riper Avenue, Elmwood Park, NJ 07407
(Address of principal executive offices, including zip code)

201-791-0700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On May 15, 2007, Kreisler Manufacturing Corporation (the "Company") issued a press release which announced the Company's financial results for the three and nine months ended March 31, 2007.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1 May 15, 2007 Press Release

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kreisler Manufacturing Corporation

Date: May 15, 2007	By:	/s/ Edward A. Stern
Edward A. Stern
Co-President, Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release